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                                                                    EXHIBIT 23.1


               Consent of Independent Certified Public Accountant

We consent to use in this Registration Statement on Form 10-SB of our report dated September 5, 2001, relating to the consolidated financial statements of Worldwide Medical Corporation as of December 31, 2000.


Kelly and Company
Newport Beach, California
October 19, 2001